Exhibit 10.1.3
Execution Version

AMENDMENT NO. 3
Dated as of February 1, 2023
to
CREDIT AGREEMENT
Dated as of April 15, 2019
THIS AMENDMENT NO. 3 (this “Amendment”) is made as of February 1, 2023 by and among Bio-Rad Laboratories, Inc. (the “Borrower”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement, dated as of April 15, 2019, by and among the Borrower, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has asked the Administrative Agent to clarify the intended timing allowances for the delivery of quarterly and annual financials and the related compliance certificates required by Section 6.3 of the Credit Agreement pursuant to Section 6.1 of the Credit Agreement;
WHEREAS, pursuant to Section 8.2(c) of the Credit Agreement, the Borrower and the Administrative Agent are authorized to enter into a technical amendment to the Credit Agreement to cure any ambiguity, omission, mistake, defect or inconsistency in the Credit Agreement without any further action or consent of any other party to the Credit Agreement; and
WHEREAS, the Borrower and the Administrative Agent (and the Required Lenders have directed the Administrative Agent to enter into this Amendment) have agreed to a technical amendment to cure any ambiguity, omission, mistake, defect or inconsistency in the timing allowances for the delivery of quarterly and annual financials and the related compliance certificates;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the Amendment Effective Date, the parties hereto agree to amend the Credit Agreement as follows:
(a)Section 6.1(i) of the Credit Agreement is hereby amended to delete the reference to “one hundred-twenty (120) days” and replace such reference with “ninety (90) days”;
(b)Section 6.1(ii) of the Credit Agreement is hereby amended to delete the reference to “sixty (60) days” thereof and replace such reference with “forty-five (45) days”; and
(c)Section 6.1(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(iv)    Within (a) the earlier of (1) thirty-five (35) days after the delivery of the financial statements required under Section 6.1(i) and (2) one hundred (100) days after the close of each of its fiscal years, and (b) within the earlier of (1) forty (40) days after the delivery of the financial statements required under Section 6.1(ii) and (2) seventy (70) days after the close of the first three quarterly periods of each of its fiscal years, a compliance certificate in substantially the form of Exhibit A signed by its Chief Financial Officer or Treasurer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.
2.Conditions of Effectiveness. This Amendment shall be effective as of April 15, 2022 (the “Amendment Effective Date”), upon the occurrence of the following conditions of effectiveness:
(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and the Administrative Agent.
(b)The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket fees and expenses of one counsel for the Administrative Agent) in connection with this Amendment.
3.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)This Amendment and the Credit Agreement, as modified, hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the first date written above and after giving effect to the terms of this Amendment, (i) no Unmatured Default or Default has occurred and is continuing and (ii) the representations and warranties contained in Article V of the Credit Agreement (as amended hereby) are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date.
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a Loan Document.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person. Delivery of an executed counterpart of a signature page of this Amendment by fax, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. For the avoidance of doubt, the provisions of Article XIV of the Credit Agreement apply to this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BIO-RAD LABORATORIES, INC.,
as the Borrower

By:_/s/ Andy Kim____________________________
Name: Andy Kim
Title: VP, Treasurer

Signature Page to Amendment No. 3 to
Credit Agreement dated as of April 15, 2019
Bio-Rad Laboratories, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as Administrative Agent

By: /s/ Charles W. Shaw___________________
Name: Charles W. Shaw
Title: Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of April 15, 2019
Bio-Rad Laboratories, Inc.